M A L V E R N

MALVERN BANCORP INC.

Annual Meeting

February 6, 2014

M A L V E R N

Forward-Looking Statements

Certain comments in this presentation contain certain forward looking statements (as defined in the Securities Exchange Act of 1934 and the regulations hereunder). Forward looking statements are not historical facts but instead represent only the beliefs, expectations or opinions of Malvern Bancorp, Inc. and its management regarding future events, many of which, by their nature, are inherently uncertain. Forward looking statements may be identified by the use of such words as: "believe", "expect", "anticipate", "intend", "plan", "estimate", or words of similar meaning, or future or conditional terms such as "will", "would", "should", "could", "may", "likely", "probably", or "possibly." Forward looking statements include, but are not limited to, financial projections and estimates and their underlying assumptions; statements regarding plans, objectives and expectations with respect to future operations, products and services; and statements regarding future performance. Such statements are subject to certain risks, uncertainties and assumption, many of which are difficult to predict and generally are beyond the control of Malvern Bancorp, Inc. and its management, that could cause actual results to differ materially from those expressed in, or implied or projected by, forward looking statements. The following factors, among others, could cause actual results to differ materially from the anticipated results or other expectations expressed in the forward looking statements: (1) economic and competitive conditions which could affect the volume of loan originations, deposit flows and real estate values; (2) the levels of non-interest income and expense and the amount of loan losses; (3) competitive pressure among depository institutions increasing significantly; (4) changes in the interest rate environment causing reduced interest margins; (5) general economic conditions, either nationally or in the markets in which Malvern Bancorp, Inc. is or will be doing business, being less favorable than expected;(6) political and social unrest, including acts of war or terrorism; or (7) legislation or changes in regulatory requirements adversely affecting the business in which Malvern Bancorp, Inc. is engaged. Malvern Bancorp, Inc. undertakes no obligation to update these forward looking statements to reflect events or circumstances that occur after the date on which such statements were made.

As used in this report, unless the context otherwise requires, the terms "we," "our," "us," or the "Company" refer to Malvern Bancorp, Inc. and the term the "Bank" refers to Malvern Federal Savings Bank, a federally chartered savings bank and wholly owned subsidiary of the Company. In addition, unless the context otherwise requires, references to the operations of the Company include the operations of the Bank.

For a more detailed description of the factors that may affect Malvern Bancorp's operating results or the outcomes described in these forward-looking statements, we refer you to our filings with the Securities and Exchange Commission, including our annual report on Form 10-K for the year ended September 30, 2013. Malvern Bancorp assumes no obligation to update the forward-looking statements made during this presentation. For more information, please visit our Web site www.malvernfederal.com.

MALVERN BANCORP INC.

M A L V E R N

Company Overview

Overview of Malvern Bancorp, Inc.

M A L V E R N

- Malvern Federal Savings Bank, a federally chartered savings bank organized in 1887, is the wholly owned subsidiary of Malvern Bancorp, Inc.
- On October 11, 2012, Malvern Bancorp, Inc. completed its second step conversion and became a fully public company, raising $36.4 million in gross proceeds.
- Malvern Bancorp trades on the NASDAQ Global Market under the symbol MLVF.
- Malvern Bancorp conducts its business from its headquarters and eight financial centers located in Chester and Delaware Counties, Pennsylvania.
- As of December 31, 2013, we had $594.0 million in total assets, $407.3 million in net loans, $471.0 million in deposits and $74.6 million in shareholders' equity.

MALVERN BANCORP INC.

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Malvern Federal Savings Bank Branch Locations

Headquarters

★42 East Lancaster Ave.
Paoli

Banking Offices

- Paoli Financial Center
  34 East Lancaster Ave.
- Malvern Financial Center
  100 West King Street
- Exton Financial Center
  109 North Pottstown Pike
- Lionville Financial Center
  537 West Uwchlan Ave.
- Coventry Financial Center
  1000 Ridge Road
- Berwyn Financial Center
  650 Lancaster Ave.
- Westtown Financial Center
  100 Skiles Boulevard
- Concordville Financial Center
  940 Baltimore Pike


Trappe
Royersford
Collegeville
Evansburg
Spring City
Pottstown Expy
Eagleville
Trooper
East Norriton
Phoenixville
Audubon
West Norriton
Norristown
Bridgeport
Pikeland
Charlestown
King of Prussia
Wallace
Pennsylvania Tpke
Chesterbrook
Lionville
Wayne
Exton Byp
Downingtown
Thorndale
Newtown Heights
Marple
West Goshen
West Chester
Willistown
Westtown
Glen Mills
Lima
Media
Springfield
Northbrook
Pocopson
Marlboro
Chester Heights
Swarthmore
Folsom
Aston Mills
Brookhaven
Woodlyn
Chadds Ford
Village Green
Parkside

MALVERN BANCORP INC.

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Market Share in Chester County

- Median household income for 2012 for Chester and Delaware County was $80,727 and $58,842, respectively, compared to $49,167 for Pennsylvania and $50,157 for the United States.
- Deposit market share as of June 30, 2013 for Chester County:

Chester, PA					
2013 Rank	Institution (ST)	Type	2013 Number of Branches	Total Deposits in Market ($000)	Total Market Share (%)
1	Wells Fargo & Co. (CA)	Bank	18	1,592,557	14.58
2	PNC Financial Services Group (PA)	Bank	11	1,081,327	9.90
3	Toronto-Dominion Bank (FN)	Bank	10	1,055,335	9.66
4	RBS (FN)	Bank	18	1,027,903	9.41
5	National Penn Bancshares Inc. (PA)	Bank	17	813,066	7.45
6	Susquehanna Bancshares Inc. (PA)	Bank	14	719,515	6.59
7	DNB Financial Corp. (PA)	Bank	10	512,386	4.69
8	**Malvern Bancorp Inc (PA)**	**Thrift**	**8**	**492,498**	**4.51**
9	First Niagara Finl Group (NY)	Bank	11	417,979	3.83
10	Meridian Bank (PA)	Bank	3	393,999	3.61
	Total For Institutions In Market		**188**	**10,919,216**	

Source: SNL Financial
Note: Non-Retail Branches not included
Note: Subsidiaries of foreign banks indicated as "FN"

MALVERN BANCORP INC.

Fiscal 2013 Review

M A L V E R N

- We completed our second step conversion in October 2012.
- Reported a net loss of $18.8 million, or $2.96 per share, for the fiscal year ended September 30, 2013 primarily due to our decision in the fourth fiscal quarter to significantly reduce our non-performing and other problem loans in a bulk loan sale. The loans had an aggregate book balance of $20.4 million, before charge-offs, and were sold on October 4, 2013 at a loss of approximately $10.1 million.
- As a result of the loan sale, the Company has significantly improved its credit quality metrics. At September 30, 2013, our ratio of non-accrual loans to total loans was 0.47% compared to 2.11% at September 30, 2012.
- During the fourth quarter of fiscal 2013 we prepaid $20.0 million in advances from the Federal Home Loan Bank which had a weighted average cost of 3.84% and incurred a $1.5 million prepayment penalty. We replaced a portion of the prepaid advances with the addition of $10.0 million of new FHLB advances in the fourth quarter of fiscal 2013 which have a weighted average cost of 1.06%.
- Our increased income tax expense for the three months ended September 30, 2013 was primarily due to $6.7 million in charges taken for our deferred tax asset ("DTA") valuation allowance. The DTA valuation allowance may, in accordance with generally accepted accounting principles, be reversed in future periods, depending on the Company's financial position and results of operations in the future, among other factors, and, in such event may be available to increase future earnings.

MALVERN BANCORP INC.

Recent Developments

- **October 16, 2013:** The Company entered into a Standstill Agreement with its largest shareholder, The Stilwell Group. As a result of this Agreement, The Stilwell Group's candidate John O'Grady has been nominated by us to join the Board of Directors.

- **January 15, 2014:** Malvern announced the resignation of Ronald Anderson, President and Chief Executive Officer of the Company and the Bank. In the interim, other members of the Company's senior executive team are carrying out Mr. Anderson's former duties and responsibilities.

  We have commenced a search for Mr. Anderson's replacement. The Company has also retained George W. Millward of the Kafafian Group, Inc. to assist management during the transition period.

M A L V E R N

MALVERN BANCORP INC.

Fiscal 2014 Business Strategy

M A L V E R N

- Our business strategy is focused on returning core profitability to sustainable levels, further reducing the level of our non-performing assets, limiting the number of additional non-performing assets in future periods and seeking additional relief from the provisions of the Supervisory Agreement.

- Below are the highlights of our business strategy:
  - *Improving Core Earnings*
  - *Seeking Additional Supervisory Relief*
  - *Maintaining Low Levels of Problem Assets*
  - *Growing Our Loan Portfolio and Resuming Commercial Real Estate and Construction & Development Lending*
  - *Increasing Market Share Penetration*
  - *Increasing Our Core Deposits*
  - *Continuing to Provide Exceptional Customer Service*

MALVERN BANCORP INC.

MALVERN

Financial Highlights

M A L V E R N

Asset Trends

Since fiscal year end 2012, assets have slightly decreased due to:

- Regulatory restrictions on loan growth
- Efforts to remediate asset quality



Total Assets
$800,000
$700,000
$600,000
$500,000
$400,000
$300,000
$200,000
$100,000
$0
$691,639
$720,506
$666,568
$711,812
$601,554
$594,041
9/30/09
9/30/10
9/30/11
9/30/12
9/30/13
12/31/13

Source: SNL Financial
Dollars in thousands

MALVERN BANCORP INC.

Loan Portfolio Composition

Since fiscal 2009, we have decreased our exposure to construction and development loans by $30.3 million. We have resumed, on a relatively modest basis, the origination of commercial real estate loans and construction and development loans in our market area in accordance with our strengthened loan underwriting standards and enhanced credit review and administration procedures.



$595,411
$552,208
$513,185
$462,162
$404,737
$409,965
100.00%
80.00%
60.00%
40.00%
20.00%
0.00%
42.4%
41.8%
44.7%
50.2%
59.3%
60.0%
24.0%
25.9%
25.5%
24.3%
17.4%
17.2%
6.3%
5.5%
5.0%
4.4%
1.6%
1.8%
3.2%
3.6%
4.0%
4.5%
5.0%
5.0%
19.1%
19.1%
16.8%
14.2%
13.5%
12.8%
9/30/09
9/30/10
9/30/11
9/30/12
9/30/13
12/31/13
1-4 Family Residential
Commercial RE
Construction or Development
Land Loans
Multi-Family
Commercial
HELOC
Second Mortgages
Other

Source: SNL Financial
Dollars in thousands

MALVERN BANCORP INC.

M A L V E R N

Credit Quality Trends

NPAs / Total Assets



MLVF at 12/31/13: 0.91%
4.00%
3.00%
2.00%
1.00%
0.00%
2.90%
1.74%
3.49%
2.30%
3.19%
3.24%
2.01%
2.79%
0.97%
1.85%
09/30/09
09/30/10
09/30/11
09/30/12
09/30/13
MLVF
Peer Average[(1)]

	At September 30,					At
	2009	2010	2011	2012	2013	12/31/13
NPAs / Total Assets (%)	2.90	3.49	3.19	2.01	0.97	0.91
NPAs + TDRs / Total Assets (%)	2.91	5.16	4.74	3.17	1.20	1.18
NCOs / Average Loans (%)	0.35	1.19	1.97	0.70	3.12	0.32[(2)]
Allowance / Nonaccrual Loans (%)	40.28	41.07	78.21	77.76	267.75	166.61
Allowance / Total Loans (%)	0.96	1.48	1.97	1.64	1.26	1.18

Source: SNL Financial

(1) MLVF thrift peers include thrifts headquartered in the Northeastern and Mid-Atlantic regions with total assets between $500 million and $1 billion – THRD, SVBI, HARL, ONFC, HBNK, CARV, PBIP, CBNK, COBK and PEOP

(2) Annualized for the three-month period ended December 31, 2013

MALVERN BANCORP INC.

Non-Performing Assets Breakdown

M A L V E R N

Dollars in thousands	09/30/12	09/30/13	12/31/13
31-89 Days Delinquent	$4,544	$2,443	$3,405
Non-Accruing Loans:			
One-to-Four-Family	$3,540	$1,295	$1,821
Multi-family	0	0	0
Commercial Real Estate	1,458	0	0
Construction or Development	3,788	0	484
Commercial	201	0	0
Home Equity Lines of Credit	23	34	20
Second Mortgages	739	572	583
Other	0	0	0
Total Non-Accruing Loans	$9,749	$1,901	$2,908
Real Estate Owned and Other Foreclosed Assets	4,594	3,962	2,472
Total Non-Performing Assets	$14,343	$5,863	$5,380
Total Performing Troubled Debt Restructurings	8,187	1,346	1,646
Total Non-Performing Assets & Performing TDRs	$22,530	$7,209	$7,026

MALVERN BANCORP INC.

Deposit Composition

Since fiscal year end 2010, we have been focused on improving our deposit composition by decreasing our dependence on time deposits to improve our cost of funds and net interest margin.



$516,511
$596,858
$554,455
$540,988
$484,596
$471,001
100.0%
80.0%
60.0%
40.0%
20.0%
0.0%
8%
11%
22%
59%
7%
14%
17%
62%
8%
15%
20%
57%
8%
13%
20%
59%
9%
14%
23%
54%
9%
14%
24%
53%
09/30/09
09/30/10
09/30/11
09/30/12
09/30/13
12/31/13
Time Deposits
Transaction
Money Market
Savings

Source: SNL Financial
Dollars in thousands

M A L V E R N

Net Interest Margin

Net interest margin improved in part due to the balance sheet restructuring in the fourth quarter of fiscal 2013.


3.50%
3.00%
2.50%
2.00%
1.50%
1.00%
0.50%
0.00%
2.46%
2.98%
3.02%
2.79%
2.44%
2.76%
09/30/09
09/30/10
09/30/11
09/30/12
09/30/13
12/31/13

MALVERN BANCORP INC.

Source: SNL Financial

MALVERN

Net Income

Net income for fiscal year 2013 was significantly impacted by balance sheet restructuring.



$5,000
$0
($5,000)
($10,000)
($15,000)
($20,000)
$1,010
($3,129)
($6,112)
$1,959
($18,803)
$64
FY 09/30/09
FY 09/30/10
FY 09/30/11
FY 09/30/12
FY 09/30/13
12/31/13 QTR

Source: SNL Financial
Dollars in thousands

MALVERN BANCORP INC.

Shareholders' Equity

M A L V E R N

Total Shareholders' Equity



2nd Step Offering 10/11/12
$80,000
$60,000
$40,000
$20,000
$0
$69,842
$66,207
$60,284
$62,636
$75,406
$74,613
09/30/09
09/30/10
09/30/11
09/30/12
09/30/13
12/31/13

Book Value Per Share (1)



2nd Step Offering 10/11/12
$12.00
$10.00
$8.00
$6.00
$4.00
$10.57
$10.09
$9.19
$9.55
$11.50
$11.38
09/30/09
09/30/10
09/30/11
09/30/12
09/30/13
12/31/13

Common Equity / Assets



2nd Step Offering 10/11/12
15.0%
12.0%
9.0%
6.0%
3.0%
0.0%
10.1%
9.2%
9.0%
8.8%
12.5%
12.6%
09/30/09
09/30/10
09/30/11
09/30/12
09/30/13
12/31/13

Source: SNL Financial
Dollars in thousands
(1) Book value per share prior to 2nd step offering is adjusted for exchange ratio of 1.0748

MALVERN BANCORP INC.

MALVERN

Market Statistics

MLVF Stock Price Performance

May 19, 2008 – January 31, 2014



MLVF Price is up 3.7% since trading began after second-step conversion on 10/12/12
140.0%
120.0%
100.0%
80.0%
60.0%
40.0%
May-08
Sep-08
Jan-09
May-09
Sep-09
Jan-10
May-10
Sep-10
Jan-11
May-11
Sep-11
Jan-12
May-12
Sep-12
Jan-13
May-13
Sep-13
Jan-14
MLVF
NASDAQ Bank
S&P 500

Stock Price Performance Since:	5/19/2008	10/12/2012
MLVF	11.5%	3.7%
S&P 500 Index	25.0%	24.8%
NASDAQ Bank Index	(0.7%)	32.9%

Data as of 1/31/2014
Source: SNL Financial

MALVERN BANCORP INC.

MLVF vs. Thrift Peers

Price / Book Value



120.0%
100.0%
80.0%
60.0%
40.0%
20.0%
0.0%
90.2%
91.3%
95.7%
105.1%
98.0%
MLVF
Nationwide(1) Thrifts
Mid-Atlantic(2) Thrifts
MLVF Thrift Peers(3)
PA Thrifts(4)

Price / Tangible Book Value



120.0%
100.0%
80.0%
60.0%
40.0%
20.0%
0.0%
90.2%
94.4%
100.4%
108.5%
98.0%
MLVF
Nationwide(1) Thrifts
Mid-Atlantic(2) Thrifts
MLVF Thrift Peers(3)
PA Thrifts(4)

Source: SNL Financial; Data as of 1/31/2014
Note: Thrift peers exclude MLVF
Note: Multiples represent the median value for Nationwide Thrifts, Mid-Atlantic Thrifts and PA Thrifts
(1) Nationwide thrifts include all thrifts headquartered in the United States
(2) Mid-Atlantic thrifts include all thrifts headquartered in the Mid-Atlantic region
(3) MLVF thrift peers include thrifts headquartered in the Northeastern and Mid-Atlantic regions with total assets between $500 million and $1 billion – THRD, SVBI, HARL, ONFC, HBNK, CARV, PBIP, CBNK, COBK and PEOP
(4) PA thrifts include all thrifts headquartered in Pennsylvania

MALVERN BANCORP INC.

Fiscal 2014 Outlook

M A L V E R N

- Grow the commercial real estate and construction and development loan portfolios in a planned, deliberative fashion with the loan underwriting and administration enhancements that we have implemented in recent periods.
- Seek additional supervisory relief.
- Maintain strong asset quality through aggressive loan monitoring, collection and workout processes in dealing with delinquent or problem loans.
- Improve deposit composition by adding additional deposit products and services as part of our efforts to increase core deposits.
- Increase net interest margin.
- Reduce operating expenses.
- Improve profitability.
- Build franchise value for Malvern shareholders.

MALVERN BANCORP INC.

MALVERN

Questions?